EX 99.10.1

       STOCK PURCHASE AGREEMENT, dated as of December 31, 2004, among ACL SEMICONDUCTORS, INC., a Delaware corporation with executive offices located at B24-B27, 1/F., Block B, Proficient Industrial Centre, 6 Wang Kwun Road, Kowloon, Hong Kong (the "PURCHASER"); CLASSIC ELECTRONICS LTD., a Hong Kong corporation with executive offices located at B6-B8, 1/F., Block B, Proficient Industrial Centre, 6 Wang Kwun Road, Kowloon, Hong Kong ("CLASSIC"), and the HOLDERS OF THE CAPITAL STOCK OF CLASSIC IDENTIFIED IN SCHEDULE A HERETO (the "SELLERS").


                                  INTRODUCTION

       The Purchaser desires to acquire from the Sellers, and the Sellers desire to sell to the Purchaser, all of the outstanding shares of capital stock of Classic (the "CLASSIC CAPITAL STOCK"), in exchange for 12,000,000 shares (the "PURCHASER PAYMENT SHARES") of common stock, par value $0.001 per share (the "PURCHASER COMMON STOCK"), plus the cancellation of an aggregate of $4.0 million of indebtedness owed by the Sellers to Classic (the "SELLERS' DEBT"), plus $1.0 million previously paid by Purchaser to Classic on December 29, 2003 as a non-refundable deposit towards the consummation of the sale of Classic to the Purchaser through cancellation of accounts receivable then payable by Classic to Purchaser.

       The parties hereto, intending to be legally bound, hereby agree as follows:

I.     DEFINITIONS

       "ACCRUED BENEFITS" shall include the value of disability, pre-retirement, death benefits, and all supplements, subsidized, ancillary, and optional forms of benefits.

       "ACCRUED LIABILITIES" shall include a pro rata contribution to each Employee Benefit Plan or with respect to each such obligation or arrangement for that portion of a plan year or other applicable period which commences prior to, and ends after, the date of the Closing and Accrued Liabilities for any portion of a plan year or other applicable period shall be determined by multiplying the liability for the entire such year or period by a fraction, the numerator of which is the number of days preceding the Closing Date in such year or period and the denominator of which is the number of days in such year or period, as the case may be.

       "CLOSING" shall have the definition assigned thereto in Section 2.02 hereof.

       "CODE" shall mean the Internal Revenue Code of 1986, as amended.

       "CLASSIC" shall have the definition assigned thereto in the introductory paragraph hereto.

       "CLASSIC COMMON STOCK" shall mean the common stock, of HK$1 per share, of Classic.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

       "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, including the rules and regulations of the SEC thereunder.

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       "HAZARDOUS  SUBSTANCE"  shall mean any hazardous  waste, as defined by 42
U.S.C. ss.6903(5), any hazardous substance, as defined by 42 U.S.C. ss.9601(14), any pollutant or contaminant, as defined by 42 U.S.C. ss.9601(33), and all toxic substances, hazardous materials, or other chemical substances regulated by any other law, rule, or regulation.

       "INTANGIBLES" shall mean any patent, patent application, trademark, trademark application, service mark, copyright, copyright application, franchise, trade secret, computer program (in object or source code or otherwise), or other intangible property or asset.

       "LAST CLASSIC BALANCE SHEET" shall mean the balance sheet included in the Last Classic Financial Statements.

       "LAST CLASSIC BALANCE SHEET DATE" shall mean March 31, 2004.

       "LAST CLASSIC FINANCIAL STATEMENTS" shall mean the balance sheet, statement of income, and statement of cash flows, and the notes thereto, of Classic as of the Last Classic Balance Sheet Date.

       "LAST PURCHASER BALANCE SHEET" shall mean the consolidated balance sheet, and the notes thereto, of Purchaser as of the Last Purchaser Balance Sheet Date.

       "LAST PURCHASER BALANCE SHEET DATE" shall mean September 30, 2004.

       "LAST  PURCHASER  FINANCIAL   STATEMENTS"  shall  mean  the  consolidated
financial statements of the Purchaser at and for the nine months ended September 30, 2004.

       "PENSION PLAN" shall have the definition assigned thereto in Section 3(2) of ERISA.

       "PURCHASER"   shall  have  the   definition   assigned   thereto  in  the
introductory paragraph hereto.

       "PURCHASER INDEMNITEES" shall mean the Purchaser, the Purchaser Subsidiaries, and their respective officers, directors, employees, counsel, agents, and stockholders, in each case past, present, or as they may exist at any time after the date of this Agreement, and each person, if any, who controls, controlled, or will control any of them within the meaning of Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act.

       "PURCHASER PAYMENT SHARES" shall have the definition assigned thereto in the introductory paragraph hereto.

       "PURCHASER SEC DOCUMENTS" shall mean the Annual Report on Form 10-K for the year ended December 31, 2003, the Quarterly Reports on Form 10-Q for the periods ended March 31, 2004, June 30, 2004, and September 30, 2004, all Current Reports on Form 8-K filed during the period commencing on January 1, 2004 and terminating at the Closing, and all other filings made by the Purchaser with the SEC pursuant to the Exchange Act during the period from January 1, 2004 and terminating on the date of the Closing.

       "PURCHASER  SUBSIDIARIES"  shall have the definition  assigned thereto in
Section 3.01 hereof.

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       "RELEASE" shall have the meaning set forth in 42 U.S.C. ss.9601(22).

       "RELEASE TIME" shall have the definition assigned thereto in Section 5.05 hereof.

       "SEC" shall mean the United States Securities and Exchange Commission.

       "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

       "SELLERS" shall have the definition assigned thereto in the introductory paragraph hereto.

       "TAKEOVER PROPOSAL" shall have the definition assigned thereto in Section
5.10 hereof.

       "TAX RETURNS" shall mean any return, report, document, statement, or form required to be filed (whether on a consolidated, combined, separate, or unitary basis) with respect to any Taxes (including any schedules required to be attached thereto), including, without limitation, information returns, claims for refund, amended returns, and declarations of estimated Tax.

       "TAXES" shall mean all taxes, charges, fees, levies, penalties, or other assessments imposed by any United States federal, state, local, or foreign taxing authority, including any interest, penalties, or additions thereto.

II.    THE EXCHANGE

       SECTION 2.01. TERMS OF THE EXCHANGE.

              On the basis of the representations, warranties, covenants, and agreements contained in this Agreement and subject to the terms and conditions of this Agreement, each Seller shall sell, assign, transfer, and convey to the Purchaser at the Closing all of the issued and outstanding shares of Classic Common Stock set forth opposite his, her, or its respective name in Schedule A hereto, such shares of Classic Common Stock collectively representing all of the issued and outstanding capital stock thereof; and, in consideration therefor, the Purchaser shall issue and deliver at the Closing to the Sellers (or at the direction of each Seller its respective designee or designees) the Purchaser Payment Shares in proportion to the shares of Classic Common Stock set forth opposite their respective names in Schedule A hereto. Simultaneously with, and as a condition to, such issuance and delivery, Classic shall cancel the Sellers' Debt in proportion to the shares of Classic Common Stock set forth opposite the Sellers' respective names in Schedule A hereto.

       SECTION 2.02. THE CLOSING.

       The closing of the transactions contemplated by Section 2.01 shall take place at the offices of Reitler Brown & Rosenblatt LLC, counsel to the Purchaser, 800 Third Avenue, 21st Floor, New York, New York 10022, at 10:00 a.m., local time, on the fifth business day after the date the conditions in Articles VII and VIII have been satisfied. The closing may occur at such different place, such different time, or such different date or a combination thereof as the Purchaser and Sellers agree in writing. The closing of the transactions contemplated by Section 2.01, is referred to as the "CLOSING". If the Closing shall not take place by December 31, 2004, then the parties not

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at fault shall, in addition to all other rights and remedies available at law or in equity against the defaulting parties, have the right to cancel and terminate this Agreement.

       SECTION 2.03. TRANSACTIONS AT CLOSING.

              (a)    The following transactions shall take place at the Closing:

                     (i) each Seller shall deliver or cause to be delivered to the Purchaser stock certificates of Classic Common Stock owned beneficially or of record thereby, such shares of Classic Common Stock collectively representing all of the issued and outstanding capital stock thereof, registered in the name of the Purchaser;

                     (ii)   the   Purchaser   shall   deliver  to  each   Seller
certificates representing the number of Purchaser Payment Shares determined in accordance with Section 2.01 hereof.

              (b)    The shares of capital  stock of Classic to be  delivered by the Sellers to the Purchaser, and the Purchaser Payment Shares, shall be "RESTRICTED SECURITIES" as defined in paragraph (a) of Rule 144 under the Securities Act.

              (c) Certificates representing the shares of the aforementioned shares capital stock of Classic and the certificates representing the Purchaser Payment Shares shall bear a restrictive legend in substantially the following form:

              THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED FOR SALE, SOLD, OR OTHERWISE DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF SUCH ACT OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION PROVISIONS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

       SECTION 2.04. INDEMNITY AGAINST LIABILITIES.

       The Sellers, jointly and severally, agrees to indemnify and hold harmless the Purchaser Indemnitees against any and all losses, liabilities, damages, and expenses whatsoever (which shall include for all purposes of this Section 2.04, but not be limited to, reasonable counsel fees and any and all expenses whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation) as and when incurred arising out of, based upon, or in connection with

              (a) any breach of any representation, warranty, covenant, or agreement of Seller contained in this Agreement; and

              (b) if the Closing takes place, any act, alleged act, omission, or alleged omission occurring at or prior to the Closing (including without limitation any which arise out of, are based upon, or are in connection with any of the transactions contemplated hereby.

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The foregoing  agreement to indemnify  shall be in addition to any liability the
Sellers may otherwise have, including liabilities arising under this Agreement.

III.   REPRESENTATIONS AND WARRANTIES OF SELLER AND CLASSIC

       The Seller and Classic, jointly and severally, represents and warrants to, and agrees with, the Purchaser as follows:

       SECTION 3.01. ORGANIZATION AND QUALIFICATION.

       Other than as set forth in Schedule 3.01 hereto, Classic has no subsidiaries or affiliated corporation or owns any interest in any other enterprise (whether or not such enterprise is a corporation). Classic is a corporation duly organized, validly existing, and in good standing under the laws of Hong Kong, with all requisite power and authority, and all necessary consents, authorizations, approvals, orders, licenses, certificates, and permits of and from, and declarations and filings with, all federal, state, local, and other governmental authorities and all courts and other tribunals, to own, lease, license, and use its properties and assets and to carry on the businesses in which it is now engaged and the businesses in which it contemplates engaging. Classic is duly qualified to transact the businesses in which it is engaged and is in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing, or use of property or assets or the conduct of its businesses makes such qualification necessary.

       SECTION 3.02. CAPITALIZATION.

       The authorized capital stock of Classic consists of 3,000,000 shares of Classic Common Stock, of which 3,000,000 shares are outstanding. Each of such outstanding shares of Classic Common Stock is duly authorized, validly issued, fully paid, and nonassessable, has not been issued and is not owned or held in violation of any preemptive or similar right of stockholders, and is owned of record and beneficially by stockholders identified in Schedule 3.02A, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders' agreements, and voting trusts. Except as set forth in Schedule 3.02B hereto, (a) there is no commitment, plan, or arrangement to issue, and no outstanding option, warrant, or other right calling for the issuance of, any share of capital stock of Classic or any security or other instrument convertible into, or exercisable or exchangeable for, capital stock of Classic, and (b) there is outstanding no security or other instrument convertible into, or exercisable or exchangeable for, capital stock of Classic.

       SECTION 3.03. FINANCIAL CONDITION.

       Seller and Classic have delivered to the Purchaser true and correct copies of the following: unaudited balance sheet of Classic as of March 31, 2004; the unaudited statement of income and statement of retained earnings, and statement of cash flows of Classic for the year ended March 31, 2004. Such balance sheet presents fairly the financial condition, assets, liabilities, and stockholders' equity of Classic as of its date; such statement of income and statement of retained earnings presents fairly the results of operations of Classic for the period indicated; and each such statement of cash flows presents fairly the information purported to be shown therein. The financial statements referred to in this Section 3.03 have been prepared in accordance with

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generally  accepted  accounting  principles  in the United  States  consistently applied throughout the periods involved and are in accordance with the books and records of Classic (including the subsidiaries thereof, if any). Except as set forth in Schedule 3.03 hereto, since Last Classic Balance Sheet Date:

              (a) There has at no time been a material adverse change in the financial condition, results of operations, business, properties, assets, liabilities, or, to the best knowledge of the Sellers and Classic, future prospects of Classic; and Classic has operated consistently in all material respects with the results of operations referred to in Last Classic Financial Statements;

              (b) Classic has not authorized, declared, paid, or effected any dividend or liquidating or other distribution in respect of its capital stock or any direct or indirect redemption, purchase, or other acquisition of any stock of Classic.

              (c) The operations and business of Classic have been conducted in all respects only in the ordinary course of business consistent with past practices.

              (d) There has been no accepted purchase order or quotation, arrangement, or understanding for future sale of the products or services of Classic which in the reasonable expectation of the Sellers or Classic will not be profitable.

              (e) Classic has not suffered an extraordinary loss (whether or not covered by insurance) or waived any right of substantial value.

              (f) Classic has not paid or incurred any tax, other liability, or expense resulting from the preparation of, or the transactions contemplated by, this Agreement, it being understood that the Sellers shall have paid or will pay all such taxes applicable thereto resulting from the transactions contemplated hereby and in connection therewith.

There is no fact known to any Seller or Classic which materially adversely affects or in the future (as far as any Seller or Classic can foresee) may materially adversely affect the financial condition, results of operations, business, properties, assets, liabilities, or future prospects of Classic; provided, however, that Sellers and Classic express no opinion as to political or economic matters of general applicability.

       SECTION 3.04. TAX AND OTHER LIABILITIES.

       Classic has no liability of any nature, accrued or contingent, including without limitation, liabilities for Taxes and liabilities to customers or suppliers, other than the following:

              (a) Liabilities for which full provision has been made on the balance sheet included in the Last Classic Balance Sheet; and

              (b) Other liabilities arising since the Last Classic Balance Sheet Date and prior to any Closing in the ordinary course of business (which shall not include liabilities to customers on account of defective products or services) which are not inconsistent with the representations and warranties of Classic or any other provision of this Agreement.

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Without limiting the generality of the foregoing, the amounts, if any, set up as provisions for Taxes on the Last Classic Balance Sheet are sufficient for all accrued and unpaid Taxes of Classic, whether or not due and payable and whether or not disputed, under tax laws, as in effect on the Last Classic Balance Sheet Date or now in effect, for the period ended on such date and for all fiscal periods prior thereto. The execution, delivery, and performance of this Agreement by Classic will not cause any Taxes to be payable (other than those that may possibly be payable by the Sellers as a result of the sale of the shares of capital stock of Classic) or cause any lien, charge, or encumbrance to secure any Taxes to be created either immediately or upon the nonpayment of any Taxes other than on the properties or assets of the Sellers. The Inland Revenue Department of Hong Kong has audited and settled or the statute of limitations has run upon all federal income tax returns of Classic and the Seller for all taxable years up to and including the taxable year of assessment 2002/2003. Each of the Sellers and Classic has filed all local tax returns required to be filed by it; has delivered to the Purchaser a true and correct copy of each such return which was filed in the past six years; has paid (or has established on the Last Classic Balance Sheet a reserve for) all Taxes, assessments, and other governmental charges payable or remittable by it or levied upon it or its properties, assets, income, or franchises which are due and payable; and has delivered to the Purchaser a true and correct copy of any report as to adjustments received by it from any taxing authority during the past six years and a statement as to any litigation, governmental or other proceeding (formal or informal), or investigation pending, threatened, or in prospect with respect to any such report or the subject matter of such report. Each Seller and Classic has paid all taxes payable thereby due on or prior to the date hereof. Except as disclosed in Schedule 3.04, (i) no agreement extending the time for assessment of any Taxes has been granted that currently is in effect, (ii) no protests are pending with respect to any Taxes, and (iii) there are no liens for Taxes (other than for Taxes that are not yet due and payable). All liabilities of Classic are set forth in Schedule 3.04.

       SECTION 3.05. LITIGATION AND CLAIMS.

       Except as described in Schedule 3.05, there is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending or, to the best of the knowledge of each of the Sellers and Classic, threatened, or in prospect (or any basis therefor known to any Seller or Classic) with respect to Classic or any of its businesses, properties, or assets. Classic is not affected by any present or threatened strike or other labor disturbance nor to the knowledge of any Seller or Classic, is any union attempting to represent any employee of Classic as collective bargaining agent. Classic is not in violation of, or in default with respect to, any law, rule, regulation, order, judgment, or decree; nor is any Seller or Classic required to take any action in order to avoid such violation or default.

       SECTION 3.06. PROPERTIES.

       Classic has good and marketable title in fee simple absolute to all real properties and good title to all other properties and assets used in its business or owned by it (except such real and other properties and assets as are held pursuant to leases or licenses described in Schedule 3.07 or Schedule 3.09 hereto), free and clear of all liens, mortgages, security interests, pledges, charges, and encumbrances, except such as are listed in Schedule 3.06 hereto.

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              (a)    All  accounts  and notes  receivable  reflected on the Last
Classic Balance Sheet, or arising since the Last Classic Balance Sheet Date, have been collected, or are and will be good and collectible, in each case at the aggregate recorded amounts thereof without right of recourse, defense, deduction, return of goods, counterclaim, offset, or set off on the part of the obligor, and, if not collected, can reasonably be anticipated to be paid within 180 days of the date incurred.

              (b) Classic has not caused or permitted its businesses, properties, or assets to be used to generate, manufacture, refine, transport, treat, store, handle, dispose of, transfer, produce, or process any Hazardous Substance, except in compliance with all applicable laws, rules, regulations, orders, judgments, and decrees, and has not caused or permitted the Release of any Hazardous Substance on or off the site of any property of Classic or any affiliated person or entity.

              (c) Attached as Schedule 3.06(c) is a true and complete list of all real and other properties and assets owned by Classic or leased or licensed by Classic from or to a third party (including inventory, but not including Intangibles), including with respect to such properties and assets leased or licensed by Classic, a description of such lease or license. All such real and other properties and assets (including Intangibles) owned by Classic are reflected on the Last Classic Balance Sheet (except for acquisitions subsequent to the Last Classic Balance Sheet Date and prior to the Closing which are either noted in Schedule 3.06(c) or are approved in writing by the Purchaser). All real and other tangible properties and assets owned, leased, or licensed by Classic are in good and usable condition (reasonable wear and tear which is not such as to affect adversely the operation of the business of Classic excepted).

              (d) No real property owned, leased, or licensed by Classic lies in an area which is, or to the knowledge of any Seller or Classic will be, subject to zoning, use, or building code restrictions which would prohibit, and no state of facts relating to the actions or inaction of another person or entity or its ownership, leasing, licensing, or use of any real or personal property exists or will exist which would prevent, the continued effective ownership, leasing, licensing, or use of such real property in the business in which Classic is now engaged or the business in which it contemplates engaging.

              (e)    The  real  and  other  properties  and  assets   (including
Intangibles) owned by Classic or leased or licensed by Classic from a third party constitute all such properties and assets which are necessary to the business of Classic as presently conducted or as it contemplates conducting.

       SECTION 3.07. CONTRACTS AND OTHER INSTRUMENTS.

       Schedule 3.07 accurately and completely sets forth all contracts, agreements, instruments, leases, licenses, arrangements, or understandings with respect to Classic. Seller has furnished to the Purchaser (a) the certificate of incorporation or formation (or other charter document) and by-laws of Classic and all amendments thereto, as presently in effect and (b) the following: (i) true and correct copies of all contracts, agreements, and instruments referred to in Schedule 3.07; (ii) true and correct copies of all leases and licenses referred to in Schedule 3.06 or Schedule 3.08; and (iii) true and correct written descriptions of all supply, distribution, agency, financing, or other arrangements or understandings referred to in Schedule 3.07. Neither Classic nor, to the

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knowledge  of any  Seller  or  Classic,  any other  party to any such  contract, agreement, instrument, lease, or license is now or expects in the future to be in violation or breach of, or in default with respect to complying with, any material term thereof, and each such contract, agreement, instrument, lease, or license is in full force and is the legal, valid, and binding obligation of the parties thereto and is enforceable as to them in accordance with its terms. Each
such  supply,   distribution,   agency,   financing,  or  other  arrangement  or
understanding is a valid and continuing arrangement or understanding; neither any Seller or Classic, nor any other party to any such arrangement or understanding has given notice of termination or taken any action inconsistent with the continuance of such arrangement or understanding; and the execution, delivery, and performance of this Agreement will not prejudice any such arrangement or understanding in any way. Classic enjoys peaceful and undisturbed possession under all leases and licenses under which it is operating. Classic is not party to or bound by any contract, agreement, instrument, lease, license, arrangement, or understanding, or subject to any charter or other restriction, which has had or, to the knowledge of any Seller, or Classic, may in the future
have  a  material  adverse  effect  on  the  financial  condition,   results  of
operations, business, properties, assets, liabilities, or future prospects of Classic or the Purchaser. Classic has not engaged within the last five years in, is not engaging in, and does not intend to engage in any transaction with, and has not had within the last five years, does not now have, and does not intend to have any contract, agreement, instrument, lease, license, arrangement, or understanding with, any stockholder, any director, officer, or employee of Classic (except for employment agreements listed in Schedule 3.07 and employment and compensation arrangements described in Schedule 3.08(a), in each case with such directors, officers, and employees who are not relatives or affiliates described in the next clause), any relative or affiliate of any stockholder or of any such director, officer, or employee, or any other corporation or enterprise in which any stockholder, any such director, officer, or employee, or any such relative or affiliate then had or now has a 5% or greater equity or voting or other substantial interest, other than those listed and so specified in Schedule 3.07. The stock ledgers and stock transfer books and the minute book records of Classic relating to all issuances and transfers of stock thereby and all proceedings of the stockholders and the Board of Directors and committees thereof of Classic since its incorporation made available to the Purchaser's counsel are the original stock ledgers and stock transfer books and minute book records of Classic or exact copies thereof. Classic is not in violation or breach of, or in default with respect to, any term of its certificate of incorporation or other charter document or by-laws. Classic is not a member of a customer or user organization or of a trade association.

       SECTION 3.08. EMPLOYEES.

              (a) Classic does not have, or contribute to, any pension, profit-sharing, option, other incentive plan, or any other type of Employee Benefit Plan or has any obligation to or customary arrangement with employees for bonuses, incentive compensation, vacations, severance pay, sick pay, sick leave, insurance, service award, relocation, disability, tuition refund, or other benefits, whether oral or written, except as set forth in Schedule 3.08(a). Classic has furnished to Purchaser true and correct copies, of all documents evidencing plans, obligations, or arrangements referred to in Schedule 3.08(a) (or true and correct written summaries of such plans, obligations, or arrangements to the extent not evidenced by documents) and true and correct copies of all documents evidencing trusts, summary plan descriptions, and any other summaries or descriptions relating to any such plans.

              (b) Schedule 3.08(b) contains a true and correct statement of the names, relationship with Classic, present rates of compensation (whether in the form of salary, bonuses, commissions, or other supplemental compensation now or hereafter payable), and aggregate compensation for the fiscal year ended March 31, 2004 of (i) each director, officer, or other employee of Classic whose aggregate compensation for the fiscal year ended March 31, 2004 exceeded
US$100,000 or whose aggregate compensation presently exceeds the rate of US$100,000 per annum and (ii) all sales agents, dealers, or distributors of Classic. Since March 31, 2004, Classic has not changed the rate of compensation of any of its directors, officers, employees, agents, dealers, or distributors, nor has any Employee Benefit Plan or program of Classic been instituted or amended to increase benefits thereunder.

              (c) Classic has not extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer (or equivalent thereof) thereof.

       SECTION 3.09. PATENTS, TRADEMARKS, ET CETERA.

       Classic does not own or have pending, and is not licensed or otherwise permitted to use, Intangibles, other than as described in Schedule 3.09. Each Intangible is validly issued and is currently in force and uncontested in all jurisdictions in which it is used or in which such use is contemplated. Schedule
3.09 contains a true and correct listing of: (a) all Intangibles which are owned (either in whole or in part), used by, or licensed to Classic or which otherwise relate to the businesses of Classic, and a description of each such Intangible which identifies its owner, registrant, or applicant; (b) all contracts, agreements, instruments, leases, and licenses and identification of all parties thereto under which Classic owns or uses any Intangible (whether or not under license from third parties), together with the identification of the owner, registrant, or applicant of each such Intangible; (c) all contracts, agreements, instruments, leases, and licenses and identification of all parties thereto under which Classic grants the right to use any Intangible; (d) all validity, infringement, right-to-use, or other opinions of counsel (whether in-house or outside) which concern the validity, infringement, or enforceability of any Intangible owned or controlled by a party other than Classic which relates to the businesses, properties, or assets of Classic. Except as specified in
Schedule 3.09, to the knowledge of the Seller and Classic: (e) Classic is the sole and exclusive owner or licensee of, and (other than those exclusively licensed by Classic to a third party) has the right to use, all Intangibles; (f) no Intangible is subject to any order, judgment, decree, contract, agreement, instrument, lease, or license restricting the scope of the use thereof; (g) during the last five years, neither the Seller nor Classic has been charged with, or has charged others with, unfair competition, infringement of any Intangible, or wrongful use of confidential information, trade secrets, or secret processes; and (h) Classic is not using any patentable invention, confidential information, trade secret, or secret process of others. There is no right under any Intangible necessary to the businesses of Classic as presently conducted or as it contemplates conducting, except such as are so designated in
Schedule 3.09. Except as described in Schedule 3.09, Classic has not infringed, is not infringing, and has not received notice of infringement in respect of the Intangibles or asserted Intangibles of others, nor has Classic been advised by counsel or others that it is infringing or may infringe the Intangibles or asserted Intangibles of others if any currently contemplated business activity is effectuated. To the knowledge of the Seller and Classic, there is no infringement by others of Intangibles of Classic.

As far as the Seller and Classic can reasonably foresee, there is no Intangible or asserted Intangible of others that may materially adversely affect the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of Classic. All material contracts, agreements, instruments, leases, and licenses pertaining to Intangibles to which Classic is a party, or to which any of its businesses, properties, or assets are subject, are in compliance in all material respects with all laws, rules, regulations, orders, judgments, and decrees binding on Classic or to which any of its businesses, properties, or assets are subject. Except as set forth in Schedule 3.09, Classic did not register any trademark, tradename or service mark, design, or name used by Classic to identify its products, businesses, or services. Neither any stockholder of Classic, any director, officer, or employee of Classic, any relative or affiliate of any stockholder of Classic, any Seller, any such director, officer, or employee, nor any other corporation or enterprise in which any stockholder of Classic, any such director, officer, or employee, or any such relative or affiliate had or now has a 5% or greater equity or voting or other substantial interest, possesses any Intangible which relates to the businesses of Classic.

       SECTION 3.10. QUESTIONABLE PAYMENTS.

       Neither any Seller, Classic, any director, officer, agent, employee, or other person associated with or acting on behalf of any Seller or Classic, nor any stockholder of Classic has, directly or indirectly: 0 used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; established or maintained any unlawful or unrecorded fund of corporate monies or other assets; made any false or fictitious entry on the books or records of any Seller or Classic; made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment; given any favor or gift which is not deductible for federal income tax purposes; or made any bribe, kickback, or other payment of a similar or comparable nature, whether lawful or not, to any person or entity, private or public, regardless of form, whether in money, property, or services, to obtain favorable treatment in securing business or to obtain special concessions, or to pay for favorable treatment for business secured or for special concessions already obtained.

       SECTION 3.11. COMPLIANCE WITH LAW AND GOVERNMENT REGULATIONS.

       Classic is in compliance with, and is not in violation of, applicable local or foreign statutes, laws and regulations (including without limitation, any applicable building, zoning or other law, ordinance or regulation) affecting its properties or the operation of its business. Classic is not subject to any order, decree, judgment or other sanction of any court, administrative agency or other tribunal.

       SECTION 3.12. LEGAL PROCEEDINGS AND HISTORY.

       Except as otherwise disclosed in Schedule 3.12, no officer, director or affiliate of Classic, has been, within the five years ending on the Closing Date a party to any bankruptcy petition against such person or against any business of which such person was affiliated; convicted in a criminal proceeding or subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting their involvement in any type of business, securities or banking activities; or found by a court of competent jurisdiction in a civil action, by the SEC or the Commodity Futures Trading Commission (or the equivalent of either of the foregoing in any other jurisdiction) to have violated a federal, state, or other securities or commodities law, and the judgment has not been reversed, suspended or vacated.

       SECTION 3.13. OTHER INFORMATION.

       Neither any Seller nor Classic knows of any material adverse information regarding the current or prospective operations of Classic which has not been disclosed herein or in a schedule hereto.

       SECTION 3.14. AUTHORITY.

              (a)    Each  Seller  is an  individual  who  has  reached  the age majority in his state of residence and has all requisite power and authority to execute, deliver, and perform this Agreement. All necessary proceedings of each Seller have been duly taken to authorize the execution, delivery, and performance by such Seller of this Agreement. This Agreement has been duly authorized, executed, and delivered by each Seller, constitutes the legal, valid, and binding obligation of each Seller, and is enforceable as to each Seller in accordance with its terms.

              (b) Classic has all requisite power and authority to execute, deliver, and perform this Agreement. All necessary corporate proceedings of Classic have been duly taken to authorize the execution, delivery, and performance thereby of this Agreement. This Agreement has been duly authorized, executed, and delivered by Classic, constitutes the legal, valid, and binding obligation of Classic, and is enforceable as to Classic in accordance with its terms.

              (c)    Except  as  otherwise  set  forth  in  this  Agreement,  no consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by any Seller or Classic for the execution, delivery, or performance of this Agreement thereby. No consent of any party to any material contract, agreement, instrument, lease, license, arrangement, or understanding to which any Seller or Classic is a party, or to which it or any of his, her, or its respective businesses, properties, or assets are subject, is required for the execution, delivery, or performance of this Agreement (except such consents referred to in Schedule 3.07); and the execution, delivery, and performance of this Agreement will not (if the aforementioned consents are obtained prior to the Closing) violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under, entitle any party to receive rights or privileges that such party was not entitled to receive before this Agreement was executed under, or create any obligation on the part of any Seller or Classic to which it was not subject immediately before this Agreement was executed under, any term of any such material contract, agreement, instrument, lease, license, arrangement, or understanding, or violate or result in a breach of any term of the certificate of incorporation (or equivalent charter document) or by-laws (or equivalent charter document) of Classic, or (if the provisions of this

Agreement are satisfied) violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on any Seller or Classic or to which any of its respective businesses, properties, or assets are subject

       SECTION 3.15. STATUS OF SHARES.

       The shares of capital stock of Classic to be acquired by Purchaser from the Sellers are validly authorized and validly issued, fully paid, and nonassessable and have not been issued, owned or held in violation of any preemptive or similar right of stockholders.

       SECTION 3.16. INSURANCE.

       All policies of fire and other insurance against casualty and other losses and public liability insurance carried by Classic are described in
Schedule 3.16 (including the risks covered and limits of such policies) and are in full force and effect. All premiums in respect of such policies for which premium notices have been received have been paid in full as the same become due and payable. Classic has not failed to give any notice or present any claim under any insurance policy in due and timely fashion. There are no actual claims or claims threatened in writing against Classic which could come within the scope of such coverage nor are any such policies currently threatened with cancellation. There are no outstanding requirements or recommendations by any insurance company that issued a policy with respect to any of the respective assets, the businesses, or operations of Classic or by governmental authority other body requiring or recommending any repairs or other work to be done on, or with respect to, any of the assets of Classic or requiring or recommending any equipment or facilities to be installed on any premises from which the businesses of Classic is conducted or in connection with any of the respective assets thereof. Neither any Seller nor Classic has any knowledge of any material proposed increase in applicable insurance rates or of any conditions or circumstances applicable to the businesses thereof that might result in such increases. No such policy is terminable by virtue of the transactions contemplated by this Agreement.

       SECTION 3.17. OWNERSHIP STATUS.

       The shares of capital stock of Classic to be acquired by Purchaser from the Sellers are owned of record and beneficially solely by respective Seller as described in Schedule A hereto, free and clear of any security interest, pledge, mortgage, lien (including, without limitation, environmental and tax liens), charge, encumbrance, adverse claim, preferential arrangement or restriction of any kind, including, without limitation, any restriction on the use, voting, transfer (except as otherwise provided herein), receipt of income or other exercise of any attributes of ownership. Such shares are not subject to any options, warrants, convertible securities or other rights, agreements, arrangements or commitments of any character relating to interests therein. There are no voting trusts, member agreements, proxies, or other agreements or understandings in effect with respect to the voting or transfer of any of the shares of capital stock of Classic.

       SECTION 3.18. ACQUISITION HISTORY.

       Each Seller acquired the shares of capital stock of Classic to be acquired by Purchaser from such Seller from Classic in a transaction not involving a public offering and, on the date of the acquisition thereof, such Seller paid the full purchase price therefor.

       SECTION 3.19. NON-DISTRIBUTIVE INTENT; RESTRICTED SECURITIES.

       Each Seller is acquiring the Purchaser Payment Shares for his, her, or its own respective account (and not for the account of others) for investment and not with a view to the distribution or resale thereof in violation of the Securities Act. Each Seller understands that he, she, or it may not sell or otherwise dispose of such the Purchase Payment Shares, or any securities issuable in respect thereof, in the absence of either an effective registration statement under the Securities Act or an exemption from the registration provisions of the Securities Act. Each Seller acknowledges being informed that the Purchase Payment Shares acquired thereby shall be unregistered, shall be "RESTRICTED SECURITIES" as defined in paragraph (a) of Rule 144 under the Securities Act, and must be held indefinitely unless (a) they are subsequently registered under the Securities Act, or (b) an exemption from such registration is available. Each Seller further acknowledges that the Purchaser does not have an obligation to currently register such securities for the account of such Seller.

       SECTION 3.20. ACCESS TO INFORMATION.

       By virtue of each Seller's position, he, she, or it has access to the same kind of information which would be available in a registration statement filed under the Securities Act. Each Seller acknowledges that he, she, or it has been afforded access to all material information which they have requested relevant to their decision to acquire the Purchaser Payment Shares and to ask questions of the Purchaser's management and that, except as set forth herein, neither Purchaser nor anyone acting on behalf of Purchaser, has made any representations or warranties to any Seller which have induced, persuaded, or stimulated any Seller to acquire such Purchaser Payment Shares.

       SECTION 3.21. SOPHISTICATION.

       Either alone, or together with their investment advisor(s), each Seller has the knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of the prospective investment in the Purchaser Payment Shares, and each Seller is and will be able to bear the economic risk of the investment in such Purchaser Payment Shares.

       SECTION 3.22. COMPLETENESS OF DISCLOSURE.

       No representation or warranty by any Seller or Classic in this Agreement contains or, and at the Closing Date will contain, an untrue statement of material fact or omits or, at such date, will omit to state a material fact required to be stated therein or necessary to make the statements made not misleading.

IV.    REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

       The Purchaser  hereby  represents  and warrants to, and agrees with,  the
Sellers:

       SECTION 4.01. ORGANIZATION AND QUALIFICATION.

       The Purchaser owns, either directly or through one or more wholly-owned subsidiaries, all the outstanding shares of capital stock of the corporations listed in Schedule 4.01 hereto (the "PURCHASER SUBSIDIARIES"). Other than the Purchaser Subsidiaries, neither Purchaser nor any Purchaser Subsidiary has a subsidiary or affiliate corporation or owns any interest in any other enterprise (whether or not such enterprise is a corporation). Schedule 4.01 also correctly sets forth as to the Purchaser and as to each Purchaser Subsidiary its place of incorporation or formation, principal place of business, jurisdictions in which it is qualified to do business, and the business which it presently conducts and which it contemplates conducting; and as to each Purchaser Subsidiary its authorized capitalization, its shares of capital stock outstanding, and the record and beneficial owner of those shares. The Purchaser and each of the Purchaser Subsidiaries is a corporation duly organized, validly existing, and in good standing under the laws of its respective jurisdiction of incorporation, with all requisite power and authority, and all necessary consents, authorizations, approvals, orders, licenses, certificates, and permits of and from, and declarations and filings with, all federal, state, local, and other governmental authorities and all courts and tribunals, to own, lease, license, and use its properties and assets and to carry on the business in which it is now engaged and the business in which it contemplates engaging. The Purchaser and each of the Purchaser Subsidiaries is duly qualified to transact the business in which it is engaged and is in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing, or use of property or assets or the conduct of its business makes such qualification necessary.

       SECTION 4.02. CAPITALIZATION.

       The authorized capital stock of Purchaser consists of 50,000,000 shares of Purchaser Common Stock, of which 27,829,936 shares are outstanding, par value $0.001 per share. Each of such outstanding shares of Purchaser Common Stock and each outstanding share of capital stock (or other equity interest) of each Purchaser Subsidiary is and authorized, validly issued, fully paid, and nonassessable, has not been issued and is not owned or held in violation of any preemptive or similar right of stockholders. Except as set forth in the Purchaser SEC Documents, hereto, (a) there is no commitment, plan, or arrangement to issue, and no outstanding option, warrant, or other right calling for the issuance of, any share of capital stock of Purchaser or of any Purchaser Subsidiary or any security or other instrument convertible into, or exercisable or exchangeable for, capital stock of Purchaser or of any Purchaser Subsidiary, and (b) there is outstanding no security or other instrument convertible into, or exercisable or exchangeable for, capital stock of Purchaser or of any Purchaser Subsidiary.

       SECTION 4.03. FINANCIAL CONDITION.

       Purchaser has delivered to the Seller true and correct copies of the following: audited consolidated balance sheet of Purchaser and the Purchaser Subsidiaries as of December 31, 2002
and 2003 the audited consolidated statement of income and consolidated statement of retained earnings, and consolidated statement of cash flows of Purchaser and the Purchaser Subsidiaries for the years ended December 31, 2001, 2002, and 2003, the unaudited consolidated balance sheet of Purchaser and the Purchaser Subsidiaries at March 31, 2004, June 30, 2004, and September 30, 2004; and the unaudited consolidated statement of income of Purchaser and the Purchaser Subsidiaries for the three, six, and nine months then ended. Each such consolidated balance sheet presents fairly the financial condition, assets, liabilities, and stockholders' equity of Purchaser and the Purchaser Subsidiaries as of its date; each such consolidated statement of income and consolidated statement of retained earnings presents fairly the results of operations of Purchaser and the Purchaser Subsidiaries for the period indicated; and each such consolidated statement of cash flows presents fairly the information purported to be shown therein. The financial statements referred to in this Section 4.03 have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved and are in accordance with the books and records of Purchaser and the Purchaser Subsidiaries. Except as set forth in Schedule 4.03 hereto, since Last Purchaser Balance Sheet Date:

              (a) There has at no time been a material adverse change in the financial condition, results of operations, business, properties, assets, liabilities, or, to the best knowledge of the Purchaser, future prospects of Purchaser and the Purchaser Subsidiaries; and Purchaser and the Purchaser Subsidiaries has operated consistently in all material respects with the results of operations referred to in Last Purchaser Financial Statements;

              (b) Neither Purchaser nor any Purchaser Subsidiary has authorized, declared, paid, or effected any dividend or liquidating or other distribution in respect of its capital stock or any direct or indirect redemption, purchase, or other acquisition of any stock of Purchaser or any Purchaser Subsidiary.

              (c) The operations and business of Purchaser and the Purchaser Subsidiaries have been conducted in all respects only in the ordinary course of business consistent with past practices.

              (d) There has been no accepted purchase order or quotation, arrangement, or understanding for future sale of the products or services of Purchaser or any Purchaser Subsidiaries which in the reasonable expectation of the Seller or Purchaser will not be profitable.

              (e) Neither Purchaser nor any Purchaser Subsidiary has suffered an extraordinary loss (whether or not covered by insurance) or waived any right of substantial value.

              (f) Neither Purchaser nor any Purchaser Subsidiary has paid or incurred any tax, other liability, or expense resulting from the preparation of, or the transactions contemplated by, this Agreement, it being understood that the Seller shall have paid or will pay all such taxes applicable thereto resulting from the transactions contemplated hereby and in connection therewith.

       There is no fact known to the Purchaser which materially adversely affects or in the future (as far as Purchaser can foresee) may materially adversely affect the financial condition, results of operations, business, properties, assets, liabilities, or future prospects of Purchaser; provided, however, that

Purchaser expresses no opinion as to political or economic matters of general applicability.

       SECTION 4.04. TAX AND OTHER LIABILITIES.

       Purchaser has no liability of any nature, accrued or contingent, including without limitation, liabilities for Taxes and liabilities to customers or suppliers, other than the following:

              (a) Liabilities for which full provision has been made on the balance sheet included in the Last Purchaser Balance Sheet; and

              (b) Other liabilities arising since the Last Purchaser Balance Sheet Date and prior to any Closing in the ordinary course of business (which shall not include liabilities to customers on account of defective products or services) which are not inconsistent with the representations and warranties of Purchaser or any other provision of this Agreement.

Without limiting the generality of the foregoing, the amounts, if any, set up as provisions for Taxes on the Last Purchaser Balance Sheet are sufficient for all accrued and unpaid Taxes of Purchaser, whether or not due and payable and whether or not disputed, under tax laws, as in effect on the Last Purchaser Balance Sheet Date or now in effect, for the period ended on such date and for all fiscal periods prior thereto. The execution, delivery, and performance of this Agreement by Purchaser will not cause any Taxes to be payable (other than those that may possibly be payable by the Seller as a result of the sale of the shares of capital stock of Classic) or cause any lien, charge, or encumbrance to secure any Taxes to be created either immediately or upon the nonpayment of any Taxes other than on the properties or assets of the Seller. The Internal Revenue Service has audited and settled or the statute of limitations has run upon all federal income tax returns of Purchaser for all taxable years up to and including the taxable year ended December 31, 1997. Purchaser and each Purchaser Subsidiary has filed all federal, state, local, and foreign tax returns required to be filed by it; has delivered to the Seller a true and correct copy of each such return which was filed in the past six years; has paid (or has established on the Last Purchaser Balance Sheet a reserve for) all Taxes, assessments, and other governmental charges payable or remittable by it or levied upon it or its properties, assets, income, or franchises which are due and payable; and has delivered to the Seller a true and correct copy of any report as to adjustments received by it from any taxing authority during the past six years and a statement as to any litigation, governmental or other proceeding (formal or informal), or investigation pending, threatened, or in prospect with respect to any such report or the subject matter of such report. The Purchaser has paid all taxes payable thereby due on or prior to the date hereof. Except as disclosed in the Purchaser SEC Documents or Schedule 4.04, (i) no agreement extending the time for assessment of any Taxes has been granted that currently is in effect,
(ii) no protests are pending with respect to any Taxes, and (iii) there are no liens for Taxes (other than for Taxes that are not yet due and payable).

       SECTION 4.05. LITIGATION AND CLAIMS.

       Except as described in the Purchaser SEC Documents, there is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending or, to the best of the knowledge of Purchaser, threatened, or in prospect (or any basis therefor known to Purchaser) with respect to Purchaser, any Purchaser Subsidiary or any of its respective businesses, properties, or assets. Neither Purchaser nor any Purchaser Subsidiary is affected by any present or threatened strike or other labor disturbance nor to the knowledge of the Purchaser, is any union attempting to represent any employee of Purchaser or any Purchaser Subsidiary as collective bargaining agent. Neither Purchaser nor any Purchaser Subsidiary is in violation of, or in default with respect to, any law, rule, regulation, order, judgment, or decree which violation or default would have a material adverse effect on Purchaser and the Purchaser Subsidiaries taken as a whole; nor is the Purchaser or any Purchaser Subsidiary required to take any action in order to avoid such violation or default.

       SECTION 4.06. PROPERTIES.

       Purchaser and each of the Purchaser Subsidiaries has good and marketable title in fee simple absolute to all material real properties and good title to all other material properties and assets used in its respective business or owned by it (except such real and other properties and assets as are held pursuant to leases or licenses described in the Purchaser SEC Documents), free and clear of all liens, mortgages, security interests, pledges, charges, and encumbrances, except such as are described in the Purchaser SEC Documents.

              (a) All accounts and notes receivable reflected on the Last Purchaser Balance Sheet, or arising since the Last Purchaser Balance Sheet Date, have been collected, or are and will be good and collectible, in each case at the aggregate recorded amounts thereof without right of recourse, defense, deduction, return of goods, counterclaim, offset, or set off on the part of the obligor, and, if not collected, can reasonably be anticipated to be paid within 180 days of the date incurred.

              (b) Neither Purchaser nor any Purchaser Subsidiary has caused or permitted its businesses, properties, or assets to be used to generate, manufacture, refine, transport, treat, store, handle, dispose of, transfer, produce, or process any Hazardous Substance, except in compliance with all applicable laws, rules, regulations, orders, judgments, and decrees, or has caused or permitted the Release of any Hazardous Substance on or off the site of any property of Purchaser or any affiliated person or entity.

              (c) Attached as Schedule 4.06(c) is a true and complete list of all real and other properties and assets owned by Purchaser or any Purchaser Subsidiary or leased or licensed by Purchaser or any Purchaser Subsidiary from or to a third party (including inventory, but not including Intangibles), and, with respect to such properties and assets leased or licensed by Purchaser or any Purchaser Subsidiary, a description of such lease or license. All such real and other properties and assets (including Intangibles) owned by Purchaser or any Purchaser Subsidiary are reflected on the Last Purchaser Balance Sheet (except for acquisitions subsequent to the Last Purchaser Balance Sheet Date and prior to the Closing which are either noted in Schedule 4.06(c) or are approved in writing by the Purchaser). All real and other tangible properties and assets owned, leased, or licensed by Purchaser or any Purchaser Subsidiary are in good and usable condition (reasonable wear and tear which is not such as to affect adversely the operation of the business of Purchaser and the Purchaser Subsidiaries excepted).

              (d) No real property owned, leased, or licensed by Purchaser or any Purchaser Subsidiary lies in an area which is, or to the knowledge of Purchaser will be, subject to zoning, use, or building code restrictions which would prohibit, and no state of facts relating to the actions or inaction of another person or entity or its ownership, leasing, licensing, or use of any real or personal property exists or will exist which would prevent, the continued effective ownership, leasing, licensing, or use of such real property in the business in which Purchaser and the Purchaser Subsidiaries are now engaged or the business in which they contemplates engaging.

              (e) The real and other properties and assets (including Intangibles) owned by Purchaser and each Purchaser Subsidiary or leased or licensed by Purchaser or such Purchaser Subsidiary from a third party constitute all such properties and assets which are necessary to the business of Purchaser or such Purchaser Subsidiary as presently conducted or as it contemplates conducting.

       SECTION 4.07. CONTRACTS AND OTHER INSTRUMENTS.

       Set forth in the Purchaser SEC Documents is a description, true and correct in all material respects, of all material contracts, agreements, instruments, leases, licenses, arrangements, or understandings with respect to Purchaser and the Purchaser Subsidiaries. Purchaser has furnished to the Seller the certificate of incorporation or formation (or other charter document) and by-laws (or other charter document) of Purchaser and each Purchaser Subsidiary and all amendments thereto, as presently in effect. Neither Purchaser nor, to the knowledge of Purchaser, any other party to any such material contract, agreement, instrument, lease, or license is now or expects in the future to be in violation or breach of, or in default with respect to complying with, any material term thereof, and each such contract, agreement, instrument, lease, or license is in full force and is the legal, valid, and binding obligation of the parties thereto and is enforceable as to them in accordance with its terms. Each such material supply, distribution, agency, financing, or other arrangement or understanding is a valid and continuing arrangement or understanding; neither Purchaser or any Purchaser Subsidiary, nor any other party to any such arrangement or understanding has given notice of termination or taken any action inconsistent with the continuance of such arrangement or understanding; and the execution, delivery, and performance of this Agreement will not prejudice any such arrangement or understanding in any way. Purchaser and each Purchaser Subsidiary enjoy peaceful and undisturbed possession under all leases and licenses under which it is operating. Neither Purchaser nor any Purchaser Subsidiary is party to or bound by any contract, agreement, instrument, lease, license, arrangement, or understanding, or subject to any charter or other restriction, which has had or, to the knowledge of Purchaser, or Purchaser, may in the future have a material adverse effect on the financial condition, results of operations, business, properties, assets, liabilities, or future prospects of Purchaser or any Purchaser Subsidiary. Neither Purchaser nor any Purchaser Subsidiary has engaged within the last five years in, is engaging in, or intends to engage in any transaction with, and has not had within the last five years, does not now have, and does not intend to have any contract, agreement, instrument, lease, license, arrangement, or understanding with, any stockholder, any director, officer, or employee of Purchaser (except for employment agreements described in the Purchaser SEC Documents and employment and compensation arrangements described in the Purchaser SEC Documents in each case with such directors, officers, and employees who are not relatives or affiliates described in the next clause), any relative or affiliate of any stockholder or of any such director, officer, or employee, or any other corporation or enterprise in which any stockholder, any such director, officer, or employee, or any such relative or affiliate then had or now has a 5% or greater equity or voting or other substantial interest, other than those described in the Purchaser SEC Documents. The stock ledgers and stock transfer books and the minute book records of Purchaser and each Purchaser Subsidiary relating to all issuances and transfers of stock thereby and all proceedings of the stockholders and the Board of Directors and committees thereof of Purchaser and the Purchaser Subsidiaries since its respective incorporation made available to the Seller's counsel are the original stock ledgers and stock transfer books and minute book records of Purchaser and the Purchaser Subsidiaries or exact copies thereof. Neither Purchaser nor any Purchaser Subsidiary is in violation or breach of, or in default with respect to, any term of its certificate of incorporation or other charter document or by-laws (or equivalent charter document). Neither Purchaser nor any Purchaser Subsidiary is a member of a customer or user organization or of a trade association.

       SECTION 4.08. EMPLOYEES.

              (a) Neither Purchaser nor any Purchaser Subsidiary has, or contributes to, any pension, profit-sharing, option, other incentive plan, or any other type of Employee Benefit Plan or has any obligation to or customary arrangement with employees for bonuses, incentive compensation, vacations, severance pay, sick pay, sick leave, insurance, service award, relocation, disability, tuition refund, or other benefits, whether oral or written, except as described in the Purchaser SEC Documents. Purchaser has furnished to the
Seller: (i) true and correct copies of all documents evidencing plans, obligations, or arrangements referred to in the Purchaser SEC Documents (or true and correct written summaries of such plans, obligations, or arrangements to the extent not evidenced by documents) and true and correct copies of all documents evidencing trusts, summary plan descriptions, and any other summaries or descriptions relating to any such plans; (ii) the two most recent annual reports (Form 5500's), if any, including all schedules thereto and the most recent annual and periodic accounting of related plan assets with respect to each Employee Benefit Plan; (iii) the two most recent actuarial valuations with respect to each Pension Plan subject to Title IV of ERISA; and (iv) the most recent determination letter issued by the Internal Revenue Service with respect to each Pension Plan.

              (b) If any Employee Benefit Plan of Purchaser or any Purchaser Subsidiary were to be terminated on the day prior to the Closing Date, (i) no liability under Title IV of ERISA would be incurred by Purchaser or any Purchaser Subsidiary and (ii) all Accrued Benefits to such day prior to the Closing Date (whether or not vested), would be fully funded in accordance with the assumptions contained in the regulations of the Pension Benefit Guaranty Corporation governing the funding of terminated defined benefit plans. All Accrued Liabilities (for contributions or otherwise) of Purchaser as of the Closing Date to each Employee Benefit Plan and with respect to each obligation to, or customary arrangement with, employees for bonuses, incentive compensation, vacations, severance pay, sick pay, sick leave, insurance, service award, relocation, disability, tuition refund, or other benefits, whether oral or written, have been paid or accrued for all periods ending prior to the Closing Date and no payment to any Employee Benefit Plan or with respect to any such obligation or arrangement since the Last Purchaser Balance Sheet Date has been disproportionately large compared to prior payments.

              (c) There has been no violation of the reporting and disclosure requirements imposed either under ERISA or the Code for which a penalty has been or may be imposed with respect to any Employee Benefit Plan of Purchaser or any Purchaser Subsidiary. There has been no breach of fiduciary duty or responsibility with respect to any Employee Benefit Plan of Purchaser or any Purchaser Subsidiary. No Employee Benefit Plan of Purchaser or any Purchaser Subsidiary or related trust has any liability of any nature, accrued or contingent, including without limitation liabilities for Taxes, other than for routine payments to be made in due course to participants and beneficiaries. Neither Purchaser nor any Purchaser Subsidiary has any formal plan or commitment, whether or not legally binding, to create any additional or modify any existing Employee Benefit Plan or benefit obligation or arrangement described in Section 3.08(a)). Each Employee Benefit Plan of Purchaser or any Purchaser Subsidiary which is a group health plan within the meaning of Section 5000(b)(1) of the Code is and has been maintained in full compliance with the applicable requirements of Section 4980B of the Code. Other than the health care continuation requirements of Section 4980B of the Code, neither Purchaser nor any Purchaser Subsidiary has any obligation to provide post-retirement medical benefits or life insurance coverage or any deferred compensation benefits to any present or former employees. There is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending, threatened, or (to the best of the knowledge of the Purchaser) in prospect (or any basis therefor known to the Purchaser) with respect to any Employee Benefit Plan of Purchaser or any Purchaser Subsidiary or related trust or with respect to any fiduciary, administrator, or sponsor (in its capacity as such) of any Employee Benefit Plan. No Employee Benefit Plan of Purchaser or any Purchaser Subsidiary or related trust and no such obligation or arrangement is in violation of, or in default with respect to, any law, rule, regulation, order, judgment, which violation or default would have a material adverse effect thereon or decree nor is Purchaser, any Purchaser Subsidiary, any Employee Benefit Plan of Purchaser or any Purchaser Subsidiary, or any related trust required to take any action in order to avoid any such violation or default. No event has occurred, or is (to the best of the knowledge of the Purchaser) threatened or about to occur, which would constitute a prohibited transaction under Section 406 of ERISA.

              (d) Each Pension Plan maintained for the employees of Purchaser or any Purchaser Subsidiary has been qualified, from its inception, under
Section 401(a) of the Code and any related trust has been an exempt trust for such period under Section 501 of the Code. Each Pension Plan has been operated in accordance with its terms. No Pension Plan which is subject to Title IV of ERISA has an accumulated or waived funding deficiency within the meaning of
Section 412 of the Code. No investigation or review by the Internal Revenue Service is currently pending or (to the knowledge of the Purchaser) is contemplated in which the Internal Revenue Service has asserted or may assert that any Pension Plan is not qualified under Section 401(a) of the Code or that any related trust is not exempt under Section 501 of the Code. Neither Purchaser or any Purchaser Subsidiary, nor any organization to which Purchaser or any Purchaser Subsidiary is a successor or parent corporation, within the meaning of
Section 4069(b) of ERISA, has divested itself of any entity maintaining or with an obligation to contribute to any Pension Plan which had an "AMOUNT OF UNFUNDED BENEFIT LIABILITIES," as defined in Section 4001(a)(18) of ERISA, at the time of such divestiture. No assessment of any federal taxes with respect to any Employee Benefit Plan of Purchaser or any Purchaser Subsidiary has been made or (to the knowledge of the Purchaser) is contemplated against Purchaser, any Purchaser Subsidiary, or any related trust of any Pension Plan of Purchaser or any Purchaser Subsidiary, and nothing has occurred which would result in the assessment of unrelated business taxable income under the Code with respect to any

Employee Benefit Plan of Purchaser or any Purchaser Subsidiary. Form 5500's have been timely filed with respect to all Pension Plans of Purchaser and each Purchaser Subsidiary. No event has occurred or (to the knowledge of the Purchaser) is threatened or about to occur which would constitute a reportable event within the meaning of Section 4043(b) of ERISA. No notice of termination has been filed by the plan administrator pursuant to Section 4041 of ERISA or issued by the Pension Benefit Guaranty Corporation pursuant to Section 4042 of ERISA with respect to any Pension Plan of Purchaser or any Purchaser Subsidiary.

              (e) Neither Purchaser nor any Purchaser Subsidiary currently contributes to, or since September 16, 1980 has effectuated either a complete or partial withdrawal from, any Multiemployer Pension Plan within the meaning of
Section 3(37) of ERISA.

              (f)    Set  forth  in  the  Purchaser  SEC  Documents  is a  true, accurate, and complete description of all material employee compensation arrangements of the Purchaser. There is no contract, agreement, plan, arrangement, or understanding covering any person that, individually or collectively, could give rise to the payment of any amount that would not be deductible by Purchaser or any Purchaser Subsidiary by reason of Section 280G of the Code.

              (g) Neither Purchaser nor any Purchaser Subsidiary has extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer (or equivalent thereof) thereof.

       SECTION 4.09. PATENTS, TRADEMARKS, ET CETERA.

       Each material Intangible of the Purchaser and each Purchaser Subsidiary is validly issued and is currently in force and uncontested in all jurisdictions in which it is used or in which such use is contemplated. The Purchaser SEC Documents contain a true and correct description of: (a) all material Intangibles which are owned (either in whole or in part), used by, or licensed to Purchaser or any Purchaser Subsidiary or which otherwise relate to the businesses of Purchaser and the Purchaser Subsidiaries, and a description of each such Intangible, including, where material, a identification of its respective owner, registrant, or applicant; (b) all contracts, agreements, instruments, leases, and licenses and identification of all parties thereto under which Purchaser or any Purchase Subsidiary owns or uses any material Intangible (whether or not under license from third parties), together with the identification of the owner, registrant, or applicant of each such Intangible; and (c) all contracts, agreements, instruments, leases, and licenses and identification of all parties thereto under which Purchaser or any Purchaser Subsidiary grants the right to use any material Intangible. Except as described in the Purchaser SEC Documents, to the knowledge of the Purchaser: (e) Purchaser and the Purchaser Subsidiaries are the sole and exclusive owners or licensee of, and (other than those exclusively licensed by Purchaser or a Purchaser Subsidiary to a third party) has the right to use, all material Intangibles; (f) no material Intangible is subject to any order, judgment, decree, contract, agreement, instrument, lease, or license restricting the scope of the use thereof; (g) during the last five years, neither the Purchaser nor any Purchaser Subsidiary has been charged with, or has charged others with, unfair competition, infringement of any material Intangible, or wrongful use of confidential information, trade secrets, or secret processes; and (h) neither Purchaser nor any Purchaser Subsidiary is using any patentable invention, confidential information, trade secret, or secret process of others without permission or license.

There is no right under any material Intangible necessary to the businesses of Purchaser and the Purchaser Subsidiaries as presently conducted or as it contemplates conducting, except such as are otherwise described in the Purchaser SEC Documents. Except as described in the Purchaser SEC Documents, neither Purchaser nor any Purchaser Subsidiary has infringed, is infringing, and has received notice of infringement in respect of the Intangibles or asserted Intangibles of others which alleged infringement, if determined adversely to the Purchaser or any Purchaser Subsidiary, would have a material adverse effect on the business, prospects, financial condition, or results of operations of the Purchaser and the Purchaser Subsidiaries taken as a whole, nor has Purchaser or any Purchaser Subsidiary been advised by counsel or others that it is infringing or may infringe the Intangibles or asserted Intangibles of others if any currently contemplated business activity is effectuated, which alleged infringement, if determined adversely to the Purchaser or any Purchaser Subsidiary, would have a material adverse effect on the business, prospects, financial condition, or results of operations of the Purchaser and the Purchaser Subsidiaries taken as a whole. To the knowledge of the Purchaser, there is no infringement by others of material Intangibles of Purchaser or any Purchaser Subsidiary. As far as the Purchaser can reasonably foresee, there is no Intangible or asserted Intangible of others that may materially adversely affect the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of Purchaser and the Purchaser Subsidiaries taken as a whole. All material contracts, agreements, instruments, leases, and licenses pertaining to Intangibles to which Purchaser or any Purchaser Subsidiary is a party, or to which any of its respective businesses, properties, or assets are subject, are in compliance in all material respects with all laws, rules, regulations, orders, judgments, and decrees binding on Purchaser or a Purchaser Subsidiary, as applicable, or to which any of its respective businesses, properties, or assets are subject. Except as described in the Purchaser SEC Documents, neither Purchaser nor any Purchaser Subsidiary has registered any trademark, tradename or service mark, design, or name used by Purchaser or any Purchaser Subsidiary to identify its products, businesses, or services. Except as described in the Purchaser SEC Documents, neither any stockholder of Purchaser or any Purchaser Subsidiary, any director, officer, or employee of Purchaser or any Purchaser Subsidiary, any relative or affiliate of any stockholder of Purchaser or any Purchaser Subsidiary, any such director, officer, or employee, nor any other corporation or enterprise in which any stockholder of Purchaser or any Purchaser Subsidiary, any such director, officer, or employee, or any such relative or affiliate had or now has a 5% or greater equity or voting or other substantial interest, possesses any Intangible which relates to the businesses of Purchaser and the Purchaser Subsidiaries.

       SECTION 4.10. QUESTIONABLE PAYMENTS.

       Neither Purchaser, any Purchaser Subsidiary, any director, officer, agent, employee, or other person associated with or acting on behalf of Purchaser or any Purchaser Subsidiary, nor any stockholder of Purchaser or any Purchaser Subsidiary, has, directly or indirectly: used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; established or maintained any unlawful or unrecorded fund of corporate monies or other assets; made any false or fictitious entry on the books or records of Purchaser or any Purchaser
Subsidiary; made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment; given any favor or gift which is not deductible for federal income tax purposes; or made any bribe, kickback, or other payment of a similar or comparable nature, whether lawful or not, to any person or entity, private or public, regardless of form, whether in money, property, or services, to obtain favorable treatment in securing business or to obtain special concessions, or to pay for favorable treatment for business secured or for special concessions already obtained.

       SECTION 4.11. COMPLIANCE WITH LAW AND GOVERNMENT REGULATIONS.

       Purchaser and each Purchaser Subsidiary is in compliance in all material respects with, and is not in violation of, applicable federal, state, local or foreign statutes, laws and regulations (including without limitation, any applicable building, zoning or other law, ordinance or regulation) the violation of which would have a material adverse effect on the business, prospects, financial condition, or results of operations of the Purchaser and the Purchaser Subsidiaries taken as a whole. Except as set forth in the Purchaser SEC Documents, neither Purchaser nor any Purchaser Subsidiary is subject to any order, decree, judgment or other sanction of any court, administrative agency or other tribunal.

       SECTION 4.12. LEGAL PROCEEDINGS AND HISTORY.

       Except as otherwise described in the Purchaser SEC Documents, no officer, director or affiliate of Purchaser or any Purchaser Subsidiary, has been, within the five years ending on the Closing Date a party to any bankruptcy petition against such person or against any business of which such person was affiliated; convicted in a criminal proceeding or subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting their involvement in any type of business, securities or banking activities; or found by a court of competent jurisdiction in a civil action, by the SEC or the Commodity Futures Trading Commission (or the equivalent of either of the foregoing in any other jurisdiction) to have violated a federal, state, or other securities or commodities law, and the judgment has not been reversed, suspended or vacated.

       SECTION 4.13. OTHER INFORMATION.

       Neither the Purchaser nor any Purchaser Subsidiary knows of any material adverse information regarding the current or prospective operations of Purchaser or the Purchaser Subsidiaries which has not been disclosed herein, in a Schedule hereto, or in the Purchaser SEC Documents.

       SECTION 4.14. AUTHORITY TO BUY.

       The Purchaser has all requisite power and authority to execute, deliver, and perform this Agreement. All necessary corporate proceedings of the Purchaser have been duly taken by the Purchaser to authorize the execution, delivery, and performance of this Agreement. This Agreement has been duly authorized, executed, and delivered by the Purchaser, is the legal, valid, and binding obligation of the Purchaser, and is enforceable as to the Purchaser in accordance with its terms, subject to applicable bankruptcy, insolvency, and other laws affecting creditors' rights generally. Except as set forth in Article VII, no consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by Purchaser or any Purchaser Subsidiary for the execution, delivery, or performance by Purchaser of this Agreement. No consent of any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which Purchaser or any Purchaser Subsidiary is a party, or to which it or any of its respective business, properties, or assets are subject, is required for the execution, delivery, or performance of this Agreement to (except such consents referred to in Schedule 4.14); and the execution, delivery, and performance of this Agreement will not (if the consents referred to in Schedule 4.14 are obtained prior to the Closing) violate, result in breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under, entitle any party to rights and privileges that such party was not receiving or entitled to receive immediately before this Agreement was executed under, or create any obligation on the part of Purchaser or any Purchaser Subsidiary that it was not paying or obligated to pay immediately before this Agreement was executed under, any term of any such contract, agreement, instrument, lease, license, arrangement, or understanding, or (if the conditions in Article VII are satisfied) violate or result in a breach of any term of the certificate of incorporation (or other charter document) or by-laws of Purchaser or any Purchaser Subsidiary, or violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on Purchaser or any Purchaser Subsidiary or to which it or any of its respective businesses, properties, or assets are subject.

       SECTION 4.15. STATUS OF SHARES.

       The Purchaser Payment Shares to be acquired by Sellers from Purchaser are validly authorized and validly issued, fully paid, and nonassessable and have not been issued, owned or held in violation of any preemptive or similar right of stockholders.

       SECTION 4.16. INSURANCE.

       All material policies of fire and other insurance against casualty and other losses and public liability insurance carried by Purchaser are described in the Purchaser SEC Documents (including the risks covered and limits of such policies) and are in full force and effect. All premiums in respect of such material policies for which premium notices have been received have been paid in full as the same become due and payable. Neither Purchaser nor any Purchaser Subsidiary has failed to give any notice or present any claim under any insurance policy in due and timely fashion. There are no material actual claims or material claims threatened in writing against Purchaser or any Purchaser Subsidiary which could come within the scope of such coverage nor are any such policies currently threatened with cancellation. There are no outstanding requirements or recommendations by any insurance company that issued a policy with respect to any of the respective assets, the businesses, or operations of Purchaser or any Purchaser Subsidiary or by any governmental authority or other body requiring or recommending any repairs or other work to be done on, or with respect to, any of the assets of Purchaser or any Purchaser Subsidiary or requiring or recommending any equipment or facilities to be installed on any premises from which the businesses of Purchaser or any Purchaser Subsidiary is conducted or in connection with any of the respective assets thereof. Neither the Purchaser nor any Purchaser Subsidiary has any knowledge of any material proposed increase in applicable insurance rates or of any conditions or circumstances applicable to the businesses thereof that might result in such increases. No such policy is terminable by virtue of the transactions contemplated by this Agreement.

       SECTION 4.17. NON-DISTRIBUTIVE INTENT; RESTRICTED SECURITIES.

       The Purchaser is acquiring the shares of capital stock of Classic for its own account (and not for the account of others) for investment and not with a view to the distribution or resale thereof in violation of the Securities Act. The Purchaser understands that it may not sell or otherwise dispose of such the shares, or any securities issuable in respect thereof, in the absence of either an effective registration statement under the Securities Act or an exemption from the registration provisions of the Securities Act. The Purchaser acknowledges being informed that the shares of Classic Common Stock acquired thereby shall be unregistered, shall be "RESTRICTED SECURITIES" as defined in paragraph (a) of Rule 144 under the Securities Act, and must be held indefinitely unless (a) they are subsequently registered under the Securities Act, or (b) an exemption from such registration is available. The Purchaser further acknowledges that Classic does not have an obligation to currently register such securities for the account of the Purchaser.

       SECTION 4.18. ACCESS TO INFORMATION.

       By virtue of the Purchaser's position, it has access to the same kind of information which would be available in a registration statement filed under the Securities Act. The Purchaser acknowledges that it has been afforded access to all material information which they have requested relevant to their decision to acquire the shares of Classic Common Stock and to ask questions of Classic's management and that, except as set forth herein, neither Seller or Classic nor anyone acting on behalf of the Seller or Classic, has made any representations or warranties to the Purchaser which have induced, persuaded, or stimulated the Purchaser to acquire such shares of Classic Common Stock.

       SECTION 4.19. SOPHISTICATION.

       Either alone, or together with their investment advisor(s), the Purchaser has the knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of the prospective investment in the shares of Classic Common Stock, and the Purchaser is and will be able to bear the economic risk of the investment in such shares of Classic Common Stock.

       SECTION 4.20. COMPLETENESS OF DISCLOSURE.

       No representation or warranty by the Purchaser or any Purchaser Subsidiary in this Agreement contains or, and at the Closing Date will contain, an untrue statement of material fact or omits or, at such date, will omit to state a material fact required to be stated therein or necessary to make the statements made not misleading.

V.     COVENANTS OF THE SELLERS AND CLASSIC

       Each Seller and Classic, jointly and severally, covenant and agree that, unless the Purchaser will otherwise approve in writing:

       SECTION 5.01. ENCUMBRANCES.

       Until the Release Time, neither any Seller nor Classic shall take any action which shall cause the shares of Classic Common Stock to become subject to security interest, pledge, mortgage, lien (including, without limitation, environmental and tax liens), charge, encumbrance, adverse claim, preferential arrangement or restriction of any kind, including, without limitation, any restriction on the use, voting, transfer (except as otherwise provided herein), receipt of income or other exercise of any attributes of ownership, and shall take no action to dispose of or otherwise transfer any such securities.

       SECTION 5.02. DIVIDENDS AND DISTRIBUTIONS.

       Until the Release Time, Classic shall not, and no Seller shall authorize Classic to, authorize, declare, or pay any dividend or liquidating or other distribution or stock split in respect of the outstanding shares of Classic Common Stock.

       SECTION 5.03. ISSUANCES OF SECURITIES.

       Until the Release Time, no share of capital stock of Classic or warrant for any such share, right to subscribe to or purchase any such share, or security convertible into, or exchangeable or exercisable for, any such share, shall be issued or sold by Classic or any Seller.

       SECTION 5.04. MERGERS AND ACQUISITIONS.

       Until the Release Time, Classic shall not, and no Seller shall authorize Classic to, consummate any merger or acquisition of Classic with or by any person or entity, whether by means of reverse or forward triangular merger, sale or acquisition of assets, sale-leaseback transaction, license, or otherwise.

       SECTION 5.05. ACCESS.

       Until the earlier of the Closing and the rightful abandonment or termination of this Agreement (the "RELEASE TIME"), Classic will, and the Sellers shall cause Classic to, afford the officers, employees, counsel, agents, investment bankers, accountants, and other representatives of the Purchaser and lenders, investors, and prospective lenders and investors free and full access to the plants, properties, books, and records of Classic, will permit them to make extracts from and copies of such books, and records and will from time to time furnish the Purchaser with such additional financial and operating data and other information as to the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of Classic as the Purchaser from time to time may reasonably request.

       SECTION 5.06. CONDUCT OF BUSINESS.

       Until the Release Time, each Seller and Classic will conduct its respective affairs so that at the Closing no representation or warranty of any Seller or Classic will be inaccurate in any respect, no covenant or agreement of any Seller or Classic will be breached in any respect, and no condition in this Agreement will remain unfulfilled in any respect by reason of the actions or omissions of any Seller or Classic. Except as otherwise requested by the Purchaser in writing, until the Release Time, each Seller will, and will cause Classic to, use their best efforts to preserve the business operations of Classic intact, to keep available the services of their present personnel, to preserve in full force and effect the contracts, agreements, instruments, leases, licenses, arrangements, and understandings of Classic, and to preserve the good will of their suppliers, customers, and others having business relations with any of them. Until the Release Time, each Seller will conduct the business and operations of Classic in all respects only in the ordinary course. Until the Release Time, each Seller and Classic shall continue in full force and effect all policies of insurance and indemnity relating to Classic and the business and assets thereof.

       SECTION 5.07. ADVICE OF CHANGES.

       Until the Release Time, each Seller and Classic will immediately advise the Purchaser in a detailed written notice of any fact or occurrence or any pending or threatened occurrence of which it obtains knowledge and which (if existing and known at the date of the execution of this Agreement) would have been required to be set forth or disclosed in or pursuant to this Agreement or a Schedule or an Exhibit hereto, which (if existing and known at any time prior to or at the Closing) would make the performance by any party of a covenant contained in this Agreement impossible or make such performance materially more difficult than in the absence of such fact or occurrence, or which (if existing and known at the time of the Closing) would cause a condition to any party's obligations under this Agreement not to be fully satisfied.

       SECTION 5.08. CONFIDENTIALITY.

       Each Seller and Classic shall insure that all confidential information which any Seller, Classic, any of their respective officers, directors, employees, counsel, agents, investment bankers, or accountants, or any stockholder of Classic, any of their respective counsel, agents, investment bankers, or accountants may now possess or may hereafter create or obtain relating to the financial condition, results of operations, business, properties, assets, liabilities, or future prospects of Classic, the Purchaser, or any Purchaser Subsidiary, any affiliate of any of them, or any customer or supplier of any of them or any such affiliate shall not be published, disclosed, or made accessible by any of them to any other person or entity at any time or used by any of them except in preparation for the Closing without the prior written consent of the Purchaser; provided, however, that the restrictions of this sentence shall not apply (a) as may otherwise be required by law, (b) as may be necessary or appropriate in connection with the enforcement of this Agreement, or (c) to the extent such information shall have otherwise become publicly available. Each Seller shall, and shall cause all other such persons and entities to, deliver to the Purchaser all tangible evidence of such confidential information to which the restrictions of the foregoing sentence apply at the Closing or the earlier rightful termination of this Agreement.

       SECTION 5.09. PUBLIC STATEMENTS.

       Before any Seller or Classic shall release any information concerning this Agreement or any document contemplated thereby or in connection therewith, or the transactions contemplated thereby or in connection therewith, which is intended for or may result in public dissemination thereof, it shall cooperate with the Purchaser, shall furnish drafts of all documents or proposed oral statements to the Purchaser for comments, and shall not release any such information without the written consent of the Purchaser. Nothing contained herein shall prevent any Seller or Classic from releasing any information to any governmental authority if required to do so by law.

       SECTION 5.10. OTHER PROPOSALS.

       Until the Release Time, neither any Seller nor Classic shall, or shall authorize or permit any officer, director, employee, counsel, agent, investment banker, accountant, or other representative of any Seller or of Classic, directly or indirectly, to: (a) initiate contact with any person or entity in an effort to solicit any Takeover Proposal (as such term is defined in this Section 5.10); (b) cooperate with, or furnish or cause to be furnished any non-public information concerning the business, properties, or assets of any Seller or Classic to, any person or entity in connection with any Takeover Proposal; (c) negotiate with any person or entity with respect to any Takeover Proposal; or
(d) enter into any agreement or understanding with the intent to effect a Takeover Proposal. Seller will immediately give written notice to the Purchaser of the details of any Takeover Proposal of which any of them becomes aware. As used in this Section 5.10, "TAKEOVER PROPOSAL" shall mean "any proposal, other than as contemplated by this Agreement, (e) for a merger, consolidation, reorganization, other business combination, or recapitalization involving any Seller or Classic, for the acquisition of a 5% or greater interest in the equity or in any class or series of capital stock of Classic, for the acquisition of the right to cast 5% or more of the votes on any matter with respect to Classic, or for the acquisition of a substantial portion of any of the assets of Classic other than in the ordinary course of the business of Classic, or (f) the effect of which may be to prohibit, restrict, or delay the consummation of any of the transactions contemplated by this Agreement or impair the contemplated benefits to the Purchaser of any of the transactions contemplated by this Agreement."

       SECTION 5.11. CONSENTS WITHOUT ANY CONDITION.

       Neither any Seller nor Classic shall make any agreement or reach any understanding not approved in writing by the Purchaser as a condition for obtaining any consent, authorization, approval, order, license, certificate, or permit required for the consummation of the transactions contemplated by this Agreement.

       SECTION 5.12. NON-COMPETITION, NON-SOLICITATION, AND CONFIDENTIALITY.

       Each Seller, and any officers, directors, and employees of Classic and other persons employed by, or associated with, Seller or Classic as shall be designated by Purchaser shall execute and deliver to the Purchaser and Classic the non-competition, non-solicitation, and confidentiality agreement attached hereto as Exhibit 5.12.

       SECTION 5.13. FUTURE NAME.

       No Seller will use or adopt, or cause or give permission to any person or entity to use or adopt, a name containing any of "Classic" or words similar to or susceptible of confusion with the word or any combination or abbreviation thereof.

       SECTION 5.14. TAX FILINGS.

       Each Seller and Classic shall timely prepare and file any declaration or filing necessary to comply with any transfer tax statutes that require any such filing before the Closing.

       SECTION 5.15. CERTAIN ACTIONS.

       Neither any Seller, Classic, nor any officer, director, employee, counsel, agent, investment banker, accountant, or other representative of Classic shall, directly or indirectly, take any action the effect of which may be to prohibit, restrict, or delay the consummation of the transactions contemplated by this Agreement or impair the contemplated benefits to the Purchaser of the transactions contemplated by this Agreement.

VI.    COVENANTS OF THE PURCHASER

       The Purchaser covenants and agrees that, unless the Sellers will otherwise approve in writing:

       SECTION 6.01. ENCUMBRANCES.

       Until the Release Date, the Purchaser shall take any action which shall cause the Purchaser Payment Shares to become subject to security interest, pledge, mortgage, lien (including, without limitation, environmental and tax liens), charge, encumbrance, adverse claim, preferential arrangement or restriction of any kind, including, without limitation, any restriction on the use, voting, transfer (except as otherwise provided herein), receipt of income or other exercise of any attributes of ownership, and shall take no action to dispose of or otherwise transfer any such securities.

       SECTION 6.02. DIVIDENDS AND DISTRIBUTIONS.

       Until the Release Date, the Purchaser shall not authorize, declare, or pay any dividend or liquidating or other distribution or stock split in respect of the outstanding shares of Purchaser Common Stock.

       SECTION 6.03. ACCESS.

       Until the Release Time, the Purchaser will, and the Purchaser shall cause the Purchaser Subsidiaries to, afford the officers, employees, counsel, agents, investment bankers, accountants, and other representatives of the Sellers, free and full access to the plants, properties, books, and records of the Purchaser and the Purchaser Subsidiaries, will permit them to make extracts from and copies of such books, and records and will from time to time furnish the Sellers with such additional financial and operating data and other information as to the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of the Purchaser as any Seller from time to time may reasonably request.

       SECTION 6.04. ADVICE OF CHANGES.

       Until the Release Date, the Purchaser will immediately advise the Sellers in a detailed written notice of any material fact or occurrence or any pending or threatened material occurrence of which it obtains knowledge and which (if existing and known at the date of the execution of this Agreement) would have been required to be set forth or disclosed in or pursuant to this Agreement or in a schedule or exhibit hereto, which (if existing and known at any time prior to or at the Closing) would make the performance by any party of a covenant contained in this Agreement impossible or make such performance materially more difficult than in the absence of such fact or occurrence, or which (if existing and known at the time of the Closing) would cause a condition to any party's obligations under this Agreement not to be fully satisfied.

       SECTION 6.05. CONFIDENTIALITY.

       Purchaser and the Purchaser Subsidiaries shall insure that all confidential information which Purchaser, any Purchaser Subsidiaries, any of their respective officers, directors, employees, counsel, agents, investment bankers, or accountants, or any stockholder of Purchaser, any of their respective counsel, agents, investment bankers, or accountants may now possess or may hereafter create or obtain relating to the financial condition, results of operations, business, properties, assets, liabilities, or future prospects of Seller, any affiliate of any of them (other than Classic following the Closing), or any customer or supplier of any of them or any such affiliate shall not be published, disclosed, or made accessible by any of them to any other person or entity at any time or used by any of them except in preparation for the Closing without the prior written consent of the Sellers; provided, however, that the restrictions of this sentence shall not apply (a) as may otherwise be required by law, (b) as may be necessary or appropriate in connection with the enforcement of this Agreement, or (c) to the extent such information shall have otherwise become publicly available. Purchaser shall, and shall cause all other such persons and entities to, deliver to the Sellers all tangible evidence of such confidential information to which the restrictions of the foregoing sentence apply at the Closing or the earlier rightful termination of this Agreement.

       SECTION 6.0. PUBLIC STATEMENTS.

       Before the Purchaser shall release any information concerning this Agreement or any document contemplated thereby or in connection therewith, or the transactions contemplated thereby or in connection therewith, which is intended for or may result in public dissemination thereof, it shall cooperate with the Sellers, shall furnish drafts of all documents or proposed oral statements to the Sellers for comments, and shall not release any such information without the written consent of the Sellers. Nothing contained herein shall prevent the Purchaser from releasing any information to any governmental authority if required to do so by law.

       SECTION 6.07. CONSENTS WITHOUT ANY CONDITION.

       Neither Purchaser nor any Purchaser Subsidiary shall make any agreement or reach any understanding not approved in writing by the Sellers as a condition for obtaining any consent, authorization, approval, order, license, certificate, or permit required for the consummation of the transactions contemplated by this Agreement.

       SECTION 6.08. CONDUCT OF BUSINESS.

       Until the Release Date, the Purchaser will conduct its affairs so that on the Closing Date no representation or warranty of the Purchaser will be inaccurate, no covenant or agreement of the Purchaser will be breached, and no condition in this Agreement will remain unfulfilled by reason of the actions or omissions of the Purchaser.

       SECTION 6.09. CERTAIN ACTIONS.

       Neither the Purchaser, any Purchase Subsidiary, nor any officer, director, employee, counsel, agent, investment banker, accountant, or other representative of Purchaser or any Purchaser Subsidiary, shall, directly or indirectly, take any action the effect of which may be to prohibit, restrict, or delay the consummation of the transactions contemplated by this Agreement or impair the contemplated benefits to the Sellers of the transactions contemplated by this Agreement.

VII.   CONDITIONS TO OBLIGATIONS OF THE SELLERS AND CLASSIC

       The obligations of the Sellers and Classic and under this Agreement are subject, at the option of the Sellers, to the following conditions:

       SECTION 7.01. ACCURACY OF REPRESENTATIONS AND COMPLIANCE WITH CONDITIONS.

       All representations and warranties of the Purchaser contained in this Agreement shall be accurate when made and, in addition, shall be accurate as of the Closing Date as though such representations and warranties were then made in exactly the same language by the Purchaser and regardless of knowledge or lack thereof on the part of the Purchaser or changes beyond its control; as of the Closing Date, the Purchaser shall have performed and complied with all covenants and agreements and satisfied all conditions required to be performed and complied with by it at or before such date, respectively, by this Agreement; and the Sellers shall have received a certificate executed by the Chief Executive Officer of the Purchaser, dated such date, to that effect.

       SECTION 7.02. SCHEDULES.

       Prior to the Closing, Purchaser shall deliver to the Seller and Classic the Schedules and other documents required to be delivered thereby pursuant to the terms of this Agreement.

       SECTION 7.03. OTHER CLOSING DOCUMENTS.

       The Purchaser shall have delivered to the Sellers at or prior to the Closing Date such other documents (including certificates of officers of the Purchaser) as the Sellers may reasonably request in order to enable the Sellers to determine whether the conditions to their obligations under this Agreement have been met and otherwise to carry out the provisions of this Agreement.

       SECTION 7.04. REVIEW OF PROCEEDINGS.

       All actions, proceedings, instruments, and documents required to carry out this Agreement and each of the documents contemplated thereby or in connection therewith and all other related legal matters shall be subject to the reasonable approval of the Sellers and Classic, and Purchaser shall have furnished such counsel such documents as such counsel may have reasonably requested for the purpose of enabling them to pass upon such matters.

       SECTION 7.05. LEGAL ACTION.

       There shall not have been instituted or threatened any legal proceeding relating to, or seeking to prohibit or otherwise challenge the consummation of, the transactions contemplated hereby, or any document contemplated thereby or in connection therewith, or to obtain substantial damages with respect thereto.

       SECTION 7.06. NO GOVERNMENTAL ACTION.

       There shall not have been any action taken, or any law, rule, regulation, order, or decree proposed, promulgated, enacted, entered, enforced, or deemed applicable to the transactions contemplated by, or in connection with, any of the Transaction Agreements by any federal, state, local, foreign, or other governmental authority or by any court or other tribunal, including the entry of a preliminary or permanent injunction, which, in the sole judgment of the Sellers in good faith, (a) makes any of the transactions contemplated hereby illegal, (b) results in a delay in the ability of the Sellers or the Purchaser to consummate any of the transactions contemplated hereby, (c) requires the divestiture by the Purchaser of a material portion of the business of either the Purchaser and the Purchaser Subsidiaries taken as a whole, or of Classic, (d) imposes material limitations on the ability of the Purchaser effectively to exercise full rights of ownership with respect to the properties and assets purported to be sold pursuant to this Agreement, or (e) otherwise prohibits, restricts, or delays consummation of any of the transactions contemplated hereby or impairs the contemplated benefits to the Purchaser of any of the transactions contemplated hereby.

       SECTION 7.07. GOVERNMENTAL APPROVAL.

       The parties to this Agreement shall have obtained at or prior to the Closing all required consents and unconditional written approvals of all federal, state, local, foreign, or other governmental agencies having the legal or administrative right or obligation to consent to, or approve, this Agreement and to the execution, delivery, and performance hereof.

       SECTION 7.08. CONTRACTUAL CONSENTS NEEDED.

       The parties hereto shall have obtained at or prior to the Closing all consents required for the consummation of the transactions contemplated hereby, or in connection herewith, from any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which any of them is a party, or to which any of them or any of their respective businesses, properties, or assets are subject.

       SECTION 7.09. DUE DILIGENCE REVIEW.

       The Sellers shall conduct a due diligence review of the Purchaser, including, without limitation, a review of the schedules delivered by the Purchaser pursuant hereto and the documents referenced therein delivered prior to the Closing Date, and shall be reasonably satisfied with the result of such review.

VIII.  CONDITIONS TO OBLIGATIONS OF THE PURCHASER

       The obligations of the Purchaser and under this Agreement are subject, at the option of the Purchaser, to the following conditions:

       SECTION 8.01. ACCURACY OF REPRESENTATIONS AND COMPLIANCE WITH CONDITIONS.

       All representations and warranties of the Sellers and Classic contained in this Agreement shall be accurate when made and, in addition, shall be accurate as of the Closing Date as though such representations and warranties were then made in exactly the same language by the Sellers and Classic and regardless of knowledge or lack thereof on the part of any Seller or Classic or changes beyond its control; as of the Closing Date, each Seller and Classic shall have performed and complied with all covenants and agreements and satisfied all conditions required to be performed and complied with by them at or before the Closing Date by this Agreement; and the Purchaser shall have received certificates executed by each Seller and by the chief executive officer and the chief financial officer of Classic, dated the Closing Date to that effect.

       SECTION 8.02. SCHEDULES.

       Prior to the Closing, the Sellers and Classic shall deliver to Purchaser the Schedules and other documents required to be delivered thereby pursuant to the terms hereof.

       SECTION 8.03. OTHER CLOSING DOCUMENTS.

       The Sellers and Classic shall have delivered to the Purchaser at or prior to the Closing Date such other documents (including certificates of the Sellers and officers of Classic) as the Purchaser may reasonably request in order to enable the Purchaser to determine whether the conditions to its obligations under this Agreement have been met and otherwise to carry out the provisions of this Agreement.

       SECTION 8.04. REVIEW OF PROCEEDINGS.

       All actions, proceedings, instruments, and documents required to carry out this Agreement and each of the documents contemplated thereby or in connection therewith and all other related legal matters shall be subject to the reasonable approval of Reitler Brown & Rosenblatt LLC, counsel to the Purchaser, and the Sellers and Classic shall have furnished such counsel such documents as such counsel may have reasonably requested for the purpose of enabling them to pass upon such matters.

       SECTION 8.05. LEGAL ACTION.

       There shall not have been instituted or threatened any legal proceeding relating to, or seeking to prohibit or otherwise challenge the consummation of, the transactions contemplated by this Agreement, or any document contemplated thereby or in connection therewith, or to obtain substantial damages with respect thereto.

       SECTION 8.06. NO GOVERNMENTAL ACTION.

       There shall not have been any action taken, or any law, rule, regulation, order, or decree proposed, promulgated, enacted, entered, enforced, or deemed applicable to the transactions contemplated by, or in connection with, this Agreement by any federal, state, local, foreign, or other governmental authority or by any court or other tribunal, including the entry of a preliminary or permanent injunction, which, in the sole judgment of the Purchaser in good faith, (a) makes any of the transactions contemplated by this Agreement illegal,
(b) results in a delay in the ability of the Seller or the Purchaser to consummate any of the transactions contemplated hereby, (c) requires the divestiture by the Purchaser of a material portion of the business of either the Purchaser and the Purchaser Subsidiaries taken as a whole, or of Classic, (d) imposes material limitations on the ability of the Purchaser effectively to exercise full rights of ownership with respect to the properties and assets purported to be sold pursuant to this Agreement, or (e) otherwise prohibits, restricts, or delays consummation of any of the transactions contemplated hereby impairs the contemplated benefits to the Purchaser of any of the transactions contemplated hereby.

       SECTION 8.07. GOVERNMENTAL APPROVAL.

       The parties to this Agreement shall have obtained at or prior to the Closing all required consents and unconditional written approvals of all governmental agencies having the legal or administrative right or obligation to consent to, or approve, this Agreement and to the execution, delivery, and performance thereof.

       SECTION 8.08. CONTRACTUAL CONSENTS NEEDED.

       The parties hereto shall have obtained at or prior to the Closing all consents required for the consummation of the transactions contemplated hereby, or in connection herewith, from any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which any of them or any Purchaser Subsidiary is a party, or to which any of them or any of their respective businesses, properties, or assets are subject.

       SECTION 8.09. DUE DILIGENCE REVIEW.

       Prior to the date of the Closing, Purchaser shall conduct a due diligence review of the Sellers and Classic, including a review of the Schedules and the documents referenced therein of each Seller and Classic delivered prior to the date hereof and prior to the date of the Closing, and shall be reasonably satisfied with the result of such review.

       SECTION 8.10. PERSONNEL.

       The following individuals shall at the Closing be actively engaged in the performance of their existing duties for Seller and Classic and shall not have evidenced any intention not to engage in comparable employment with Classic after the Closing: Ben Wong and Kenneth Lap-Yin Chan.

       SECTION 8.11. MATERIAL ADVERSE CHANGES.

       There shall not have been any material adverse change in the condition (financial or otherwise), operations, business, assets, liabilities, earnings or prospects of Classic since the date hereof.

       SECTION 8.12. COMPENSATION ARRANGEMENTS.

       Classic shall have paid, cancelled, or terminated deferred compensation, severance payments, employment agreements to which it is a party, except as otherwise provided herein and all stock options, warrants or rights to acquire securities of Classic shall have been terminated.

       SECTION 8.13. FAIRNESS OPINION.

       The Purchaser shall receive the opinion of an independent business valuer indicating that the acquisition of the Classic Common Stock contemplated by this Agreement is fair from a financial point of view.

IX.    MISCELLANEOUS

       SECTION 9.01. BROKERAGE FEES

       No entity is entitled to assert any right to fees, commissions, or other compensation on account of employment as a broker or finder, or performance of services as a broker or finder, in connection with or as a result of any of the transactions contemplated by this Agreement.

       SECTION 9.02. FURTHER ACTIONS

       At any time and from time to time, each party agrees, at its or his expense, to take such actions and to execute and deliver such documents as may be reasonably necessary to effectuate the purposes of this Agreement.

       SECTION 9.03. AVAILABILITY OF EQUITABLE REMEDIES.

       Since a breach of the provisions of this Agreement could not adequately be compensated by money damages, any party shall be entitled, either before or after the Closing, in addition to any other right or remedy available to it, to an injunction restraining such breach or a threatened breach and to specific performance of any such provision of this Agreement, and in either case no bond or other security shall be required in connection therewith, and the parties hereby consent to the issuance of such an injunction and to the ordering of specific performance.

       SECTION 9.04. SURVIVAL.

       The covenants, agreements, representations, and warranties contained in or made pursuant to this Agreement shall survive the Closing and any delivery of the consideration described in Section 2.01 hereof by the parties hereto, irrespective of any investigation made by or on behalf of any party. The statements contained in any document executed by any Seller or Classic relating hereto or thereto or delivered to the Purchaser in connection with the transactions contemplated hereby or thereby, or in any statement, certificate, or other instrument delivered by or on behalf of any Seller or Classic, pursuant hereto or thereto or delivered to the Purchaser in connection with the transactions contemplated hereby or thereby shall be deemed representations and warranties, covenants and agreements, or conditions, as the case may be, of any Seller hereunder for all purposes of this Agreement (including all statements, certificates, or other instruments delivered pursuant hereto or thereto or delivered in connection with the transactions contemplated hereby or thereby). The statements contained in any document executed by the Purchaser relating hereto or thereto or delivered to any Seller in connection with the transactions contemplated hereby or thereby, or in any statement, certificate, or other instrument delivered by or on behalf of the Purchaser, pursuant hereto or thereto or delivered to any Seller in connection with the transactions contemplated hereby or thereby shall be deemed representations and warranties, covenants and agreements, or conditions, as the case may be, of the Purchaser hereunder for all purposes of this Agreement (including all statements, certificates, or other instruments delivered pursuant hereto or thereto or delivered in connection with the transactions contemplated hereby or thereby).

       SECTION 9.05. MODIFICATION.

       This Agreement and the Schedules and Exhibits hereto set forth the entire understanding of the parties with respect to the subject matter hereof (except as provided in Section 9.04), supersede all existing agreements among them concerning such subject matter, and may be modified only by a written instrument duly executed by each party with the approval of the Board of Directors or by an officer of each corporate party.

       SECTION 9.06. NOTICES.

       Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested (or by the most nearly comparable method if mailed from or to a location outside of the United States) or by Federal Express, Express Mail, or similar overnight delivery or courier service or delivered (in person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to whom it is to be given at the address of such party set forth in the preamble to this Agreement (or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 9.06) with a copy to each of the other parties hereto. Any notice given to any corporate party shall be addressed to the attention of the Corporate Secretary. Notice to the estate of any party shall be sufficient if addressed to the party as provided in this
Section 9.06. Any notice or other communication given by certified mail (or by such comparable method) shall be deemed given at the time of certification thereof (or comparable act), except for a notice changing a party's address which will be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section 9.06 shall be deemed given at the time of receipt thereof. A copy of any notice to Purchaser shall simultaneously be delivered in accordance with this Section 9.06 to Reitler Brown & Rosenblatt LLC, 800 Third Avenue, 21st Floor, New York, New York 10022, Attention: Robert Steven Brown.

       SECTION 9.07. WAIVER.

       Any waiver by any party of a breach of any term of this Agreement shall not operate as or be construed to be a waiver of any other breach of that term or of any breach of any other term of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions will not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing and, in the case of a corporate party, be authorized by a resolution of the Board of Directors or by an officer of the waiving party.

       SECTION 9.08. BINDING EFFECT.

       Except as otherwise provided in this Section 9.08, no party hereto may sell, assign, transfer, or otherwise convey any of its rights or delegate any of its duties under this Agreement without the prior written consent of the other, other than by will or the laws of descent and distribution.

       SECTION 9.09. NO THIRD PARTY BENEFICIARIES.

       This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement (except as provided in Section 2.04).

       SECTION 9.10. SEPARABILITY.

       If any provision of this Agreement is invalid, illegal, or unenforceable, the balance of this Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

       SECTION 9.11. HEADINGS.

       The headings in this Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

       SECTION 9.12. COUNTERPARTS; GOVERNING LAW.

       This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. It shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflict of laws. Any action, suit, or proceeding arising out of, based on, or in connection with this Agreement or the transactions contemplated hereby may be brought in the United States District Court or the courts of the State of New York, in each case located in the City of New York, New York, and each party covenants and agrees not to assert, by way of motion, as a defense, or otherwise, in any such action, suit, or proceeding, any claim that it or he is not subject personally to the jurisdiction of such court, that its or his property is exempt or immune from attachment or execution, that the action, suit, or proceeding is brought in an inconvenient forum, that the venue of the action, suit, or proceeding is improper, or that this Agreement or the subject matter hereof may not be enforced in or by such court.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

       IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

ACL SEMICONDUCTORS, INC.



                                            BY:    /s/ CHUNG-LUN YANG
                                               ---------------------------------
                                            NAME:  CHUNG-LUN YANG
                                            TITLE: CEO


                                            CLASSIC ELECTRONICS, LTD.



                                            BY:    /s/ BEN WONG
                                               ---------------------------------
                                            NAME:  WONG BEN
                                            TITLE: DIRECTOR



                                                  /s/ BEN WONG
                                            ------------------------------------
                                            NAME:  WONG BEN



                                                  /s/ FONG WUN KIN
                                            ------------------------------------
                                            NAME:  FONG WUN KIN

SCHEDULE A



SELLERS:



MR. WONG BEN, a Hong Kong resident and whose residential address is situated at 6D Wah Yan Court, Wah Yuen Chuen, Kwai Chung, NT, Hong Kong; and

SHARES OWNED BY MR. WONG                                      2,999,999 SHARES



MR. FONG WUN KIN, a Hong Kong resident and whose residential address is situated at Rm 1822, Heng Fung House, Heng On Estate, Ma On Shan, NT, Hong Kong



SHARES OWNED BY MR. FONG:                                     1 SHARE

SCHEDULE 3.03



Effective December 31, 2004, Classic forgave the Sellers' Debt.


                                      -42-